UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                   FORM 8-K

                                CURRENT REPORT

     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934


Date of Report: December 12, 2007


                                 Dorman Products, Inc.
               ----------------------------------------------------
              (Exact name of registrant as specified in its charter)


    Pennsylvania                       000-18914                 23-2078856
    ------------                       ---------                 ----------
(State or other jurisdiction          (Commission              (IRS Employer
    of incorporation)                 File Number)           Identification No.)


      3400 East Walnut Street,
       Colmar, Pennsylvania                                 18915
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        (Address of principal executive offices)          (Zip Code)

Registrant's telephone number, including area code:        215-997-1800
                                                   ----------------------------


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        (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2 (b))
|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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


Item 1.01. Entry into a Material Definitive Agreement.

        The existing lease for Dorman Products, Inc.'s (the "Registrant's") principal corporate offices and warehouse located at 3400 East Walnut Street, Colmar, PA (the "Premises") will expire on December 28, 2007. On December
12, 2007, Berman Real Estate Partnership ("BREP I") and the Registrant agreed in writing to amend the lease for the Premises for the primary purpose of extending the term of the lease for an additional five (5) year period. The new term of the lease will begin on December 29, 2007 and end December 28, 2012. All other terms of the lease will remain the same.

        The lease is a triple net non-terminable lease, under which the Registrant is responsible for all expenses attributable to the leased property (including maintenance and repair) and for the conduct of its operations in compliance with all applicable laws and regulations. Under the lease, BREP is entitled to an annual rent increase based on the Consumer Price Index, All Urban Consumers U.S. city Average, All Items. The Registrant paid rent of $3.89 psf ($1.3 million per year) in 2006 and $4.00 psf ($1.3 million per year) in 2007. Based on current Bureau of Labor Statistics data, it is anticipated that the rent for 2008 will increase to $4.10 per square foot (assuming a CPI-U index of 2.6%). The approximate amount of rent expected to be paid over the life of the five (5) year lease term is $7 million.

        BREP is a Pennsylvania limited partnership of which Richard Berman, the Registrant's Chief Executive Officer, and Steven Berman, the Registrant's President and Chief Operating Officer, are limited partners.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information included in Item 1.01 above of this Current Report on Form 8-K is incorporated into this Item 2.03 of this Current Report on Form 8-K.


Item 9.01. Financial Statements and Exhibits

Exhibit Number          Description

        10.1 (1) Lease dated December 1, 1990 between the Registrant and the Berman Real Estate Partnership for premises located at 3400 East Walnut Street, Colmar, Pennsylvania, 18915.

        10.1.1 (2)      Amendment of Lease dated September 10, 1993, between the
                        Registrant and the Berman Real Estate Partnership, for primeses located at 3400 East Walnut Street, Colmar,
                        Pennsylvania, 18915.

        10.1.2 (3)      Assignment of Lease dated February 24, 1997 between the
                        Registrant, the Berman Real Estate Partnership and BREPI for the premises located at 3400 East Walnut Street, Colmar, Pennsylvania, assigning 10.1.

        10.1.3 (4)      Amendment to Lease, dated April 1, 2002, between the
                        Registrant and BREP I, for premises located at 3400
                        East Walnut Street, Colmar, Pennsylvania, amending amending the term of the lease to expire on December 28, 2002.

        10.1.4 Amendment to Lease, dated December 12, 2007, between the Registrant and BREP I, for premises located at 3400
                        East Walnut Street, Colmar, Pennsylvania, amending amending the term of the lease to expire on December 28, 2012.
______________________

(1) Incorporated by reference to the Exhibits filed with the Company's Registration Statement on Form S-1 and Amendments No. 1, No. 2, and No. 3 thereto (Registration 33-37264).

(2) Incorporated by reference to the Exhibits filed with the Company's Registration Statement on Form S-1 and Amendment No. 1 thereto (Registration No. 33-68740).

(3) Incorporated by reference to the Exhibits filed with the Company's Annual Report on Form 10-K for the fiscal year ended December 28, 1996.

(4) Incorporate by reference to the Exhibits filed with the Company's Quarterly Report on Form 10-Q for the quarter ended June 29, 2002.


                               SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, Dorman Products, Inc. has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                        Dorman Products, Inc.



Dated: December 12, 2007                 By:   /s/ Mathias J. Barton
                                        -------------------------------------
                                              Mathias J. Barton
                                          Chief Financial Officer and
                                          Principal Accounting Officer

                           EXHIBIT INDEX


 Exhibit Number       Description


        10.1 Lease dated December 1, 1990 between the Registrant and the Berman Real Estate Partnership for premises located at 3400 East Walnut Street, Colmar, Pennsylvania, 18915.

        10.1.1 Amendment of Lease dated September 10, 1993, between the Registrant and the Berman Real Estate Partnership, for primeses located at 3400 East Walnut Street, Colmar, Pennsylvania, 18915.

        10.1.2 Assignment of Lease dated February 24, 1997 between the Registrant, the Berman Real Estate Partnership and BREPI for the premises located at 3400 East Walnut Street, Colmar, Pennsylvania, assigning 10.1.

        10.1.3 Amendment to Lease, dated April 1, 2002, between the Registrant and BREP I, for premises located at 3400
                        East Walnut Street, Colmar, Pennsylvania, amending amending the term of the lease to expire on December 28, 2002.

        10.1.4 Amendment to Lease, dated December 12, 2007, between the Registrant and BREP I, for premises located at 3400
                        East Walnut Street, Colmar, Pennsylvania, amending amending the term of the lease to expire on December 28, 2012.